Exhibit (a)(2)

                             LETTER OF TRANSMITTAL
                       To Tender Shares of Common Stock
                                      of
                               THE LIMITED, INC.
                       Pursuant to its Offer to Purchase
                            dated February 1, 1996

THE OFFER , PRORATION PERIOD AND WITHDRAWAL RIGHTS EXPIRE AT 12:00 MIDNIGHT,
     NEW YORK CITY TIME, ON WEDNESDAY, MARCH 6, 1996, UNLESS THE OFFER
                               IS EXTENDED.

           To: FIRST CHICAGO TRUST COMPANY OF NEW YORK,  Depositary

      By Mail:                                            By Hand:

    First Chicago Trust                              First Chicago Trust
    Company of New York                              Company of New York
    Tenders & Exchanges                              Tenders & Exchanges
     Suite 4660 - LTD                                 Suite 4680 - LTD
       P.O. Box 2559                              14 Wall Street, 8th Floor
 Jersey City, NJ 07303-2559                           New York, NY 10005

     DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

     This Letter of Transmittal is to be used only if certificates are to be forwarded herewith, unless an Agent's Message (as defined in the Offer to Purchase) is utilized, or if delivery of Shares (as defined below) is to be made by book-entry transfer to the Depositary's account at The Depository Trust Company ("DTC"), Midwest Securities Trust Company ("MSTC") or Philadelphia Depository Trust Company ("PHILADEP", and, together with DTC and MSTC, the "Book-Entry Transfer Facilities") pursuant to the procedures set forth in Section 3 of the Offer to Purchase.

     Stockholders who cannot deliver their Shares and all other documents required hereby to the Depositary by the Expiration Date (as defined in the Offer to Purchase) (or who are unable to comply with the procedures for book-entry transfer on a timely basis) must tender their Shares pursuant to the guaranteed delivery procedure set forth in Section 3 of the Offer to Purchase. See Instruction 2. Delivery of documents to one of the Book-Entry Transfer Facilities does not constitute delivery to the Depositary.


                        DESCRIPTION OF SHARES TENDERED

 ____________________________________________________________________________
| Name(s) and Address(es) of|                                                |
|   Registered Holder (s)   |                Shares Tendered                 |
|(Please fill in, if blank, |      (Attach additional list if necessary)     |
|   exactly as name(s)      |                                                |
|  appear(s) on Share       |                                                |
|     Certificates)         |                                                |
|___________________________|________________________________________________|
|                           |              |   Total Number    |             |
|                           |              |    of Shares      |  Number of  |
|                           | Certificate  |  Represented by   |   Shares    |
|                           |  Number(s)*  | Certificate(s)*   |  Tendered** |
|                           |              |                   |             |
|                           |______________|___________________|_____________|
|                           |              |                   |             |
|                           |______________|___________________|_____________|
|                           |              |                   |             |
|                           |______________|___________________|_____________|
|                           |              |                   |             |
|                           |______________|___________________|_____________|
|                           |              |                   |             |
|                           | Total Shares |                   |             |
|____________________________________________________________________________|
|*  Need not be completed by stockholders tendering by book-entry transfer.  |
|** Unless otherwise indicated, it will be assumed that all Shares           |
|   represented by any certificates delivered to the Depositary are being    |
|   tendered. See Instruction 4.                                             |
 ____________________________________________________________________________


[ ] CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER
    TO THE DEPOSITARY'S ACCOUNT AT ONE OF THE BOOK-ENTRY TRANSFER FACILITIES AND COMPLETE THE FOLLOWING:

    Name of Tendering Institution____________________________________________

    [ ] DTC   [ ] MSTC  [ ] PHILADEP  (check one) Account No.________________

Transaction Code No. _______________________________________________________

[ ] CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF
    GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE
    FOLLOWING:

Name(s) of Tendering Stockholder(s)_________________________________________

Date of Execution of Notice of Guaranteed Delivery__________________________

Name of Institution which Guaranteed Delivery_______________________________

    If delivery is by book-entry transfer:

    Name of Tendering Institution____________________________________________

    [ ] DTC   [ ] MSTC  [ ] PHILADEP  (check one) Account No.________________

Transaction Code No. _______________________________________________________



                   NOTE:  SIGNATURES MUST BE PROVIDED BELOW
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

    The undersigned hereby tenders to The Limited, Inc., a Delaware corporation (the "Company"), the above-described shares of Common Stock, $.50 par value per share (such shares, together with all other outstanding shares of Common Stock of the Company, are herein referred to as the "Shares"), pursuant to the Company's offer to purchase up to 85,000,000 Shares at a price of $19.00 per Share, net to the seller in cash, upon the terms and subject to the conditions set forth in the Offer to Purchase dated February 1, 1996 (the "Offer to Purchase"), receipt of which is hereby acknowledged, and in this Letter of Transmittal (which together constitute the "Offer").

    Subject to, and effective upon, acceptance for payment of and payment for the Shares tendered herewith in accordance with the terms of the Offer, the undersigned hereby sells, assigns and transfers to or upon the order of the Company all right, title and interest in and to all the Shares that are being tendered hereby and appoints the Depositary the true and lawful agent and attorney-in-fact of the undersigned with respect to such Shares, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (a) deliver certificates for such Shares, or transfer ownership of such Shares on the account books maintained by any of the Book-Entry Transfer Facilities, together, in any such case, with all accompanying evidences of transfer and authenticity, to or upon the order of the Company, (b) present such Shares for transfer and cancellation on the books of the Company and (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares, all in accordance with the terms of the Offer.

    The undersigned hereby represents and warrants that the undersigned has a net long position in Shares at least equal to the Shares being tendered and has full power and authority to tender, sell, assign and transfer the Shares tendered hereby and that, when the same are accepted for payment by the Company, the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claims. The undersigned will, upon request, execute and deliver any additional documents deemed by the Depositary or the Company to be necessary or desirable to complete the sale, assignment and transfer of the Shares tendered hereby and has read, understands and agrees with all of the terms of the Offer.

    The undersigned understands that, upon the terms and subject to the conditions of the Offer, the Company will pay $19.00 per Share for Shares validly tendered and not withdrawn pursuant to the Offer, taking into account the number of Shares so tendered. The undersigned understands that tenders of Shares pursuant to any one of the procedures described in
Section 2 or 3 of the Offer to Purchase and in the instructions hereto will constitute an agreement between the undersigned and the Company upon the terms and subject to the conditions of the Offer.

    Unless otherwise indicated under "Special Payment Instructions", please issue the check for the purchase price of any Shares purchased (less the amount of any federal income or backup withholding tax required to be withheld), and return any Shares not tendered or not purchased, in the name(s) of the undersigned (or, in the case of Shares tendered by book-entry transfer, by credit to the account at the Book-Entry Transfer Facility designated above). Similarly, unless otherwise indicated under "Special Delivery Instructions", please mail the check for the purchase price of any Shares purchased (less the amount of any federal income or backup withholding tax required to be withheld) and any certificates for Shares not tendered or not purchased (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned's signature(s). In the event that both "Special Payment Instructions" and "Special Delivery Instructions" are completed, please issue the check for the purchase price of any Shares purchased (less the amount of any federal income or backup withholding tax required to be withheld) and return any Shares not tendered or not purchased in the name(s) of, and mail said check and any certificates to, the person(s) so indicated. The undersigned recognizes that the Company has no obligation, pursuant to the "Special Payment Instructions", to transfer any Shares from the name of the registered holder(s) thereof or to order the registration or transfer of such Shares tendered by book-entry transfer, if the Company does not accept for payment any of the Shares so tendered.

    All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as stated in the Offer, this tender is irrevocable.

                                 ODD LOTS
                            (SEE INSTRUCTION 5)

To be completed ONLY if Shares are being tendered by or on behalf of a person owning beneficially, as of the close of business on January 31, 1996, an aggregate of fewer than 100 Shares.

The undersigned either (check one box):

[ ] was the beneficial owner as of the close of business on January 31, 1996, of an aggregate of fewer than 100 Shares, all of which are being tendered; or

[ ] is a broker, dealer, commercial bank, trust company or other nominee which

    (a) is tendering, for the beneficial owners thereof, Shares with respect to which it is the record owner, and
    (b) believes, based upon representations, made to it by such beneficial owners, that each such person was the beneficial owner as of the close of business on January 31, 1996, of an aggregate of fewer than 100 Shares and is tendering all of such Shares.

 _____________________________________  _____________________________________
| SPECIAL PAYMENT INSTRUCTIONS || SPECIAL DELIVERY INSTRUCTIONS | | (See Instructions 1, 4, 6, 7 and 8) || (See Instructions 1, 4, 6, 7 and 8) |
|                                     ||                                     |
|      To be completed ONLY if        ||      To be completed ONLY if the    |
| the check for the purchase          || check for the purchase price of     |
| price of Shares purchased           || Shares purchased or certificates    |
| (less the amount of any federal     || (less the amount of any federal     |
| income and backup withholding       || income and backup withholding       |
| tax required to be withheld)        || tax required to be withheld) or     |
| or certificates for Shares not      || certificate for Shares not tendered |
| tendered or not purchased are       || or not purchased are to be mailed to|
| to be issued in the name of         || someone other than the undersigned  |
| someone other than the undersigned. || or to the undersigned at an address |
|                                     || other than that shown below the     |
|                                     || undersigned's signature(s).         |
| Issue [ ] check                     ||                                     |
|       [ ] certificates to:          ||                                     |
|                                     || Deliver [ ] check                   |
|                                     ||         [ ] certificates to:        |
| Name_______________________________ ||                                     |
|              (Please Print)         || Name_______________________________ |
|                                     ||              (Please Print)         |
| Address____________________________ ||                                     |
|                                     || Address____________________________ |
| ___________________________________ ||                                     |
|                          (Zip Code) ||                                     |
|                                     ||                                     |
| ___________________________________ ||____________________________________ |
|   (Taxpayer Identification No.)     ||                          (Zip Code) |
 _____________________________________  _____________________________________

___________________________________________________________________________
|                                                                          |
|                TENDER OF DIVIDEND REINVESTMENT PLAN SHARES               |
|                           (SEE INSTRUCTION 13)                           |
|                                                                          |
|   To be completed ONLY if the undersigned intends to tender Shares held  |
|   in the Company's Dividend Reinvestment Plan.                           |
|                                                                          |
|   / / By checking this space, I represent that I wish to tender _____    |
|   Shares of Company Common Stock held in my account under the Dividend   |
|   Reinvestment Plan.                                                     |
|_________________________________________________________________________ |

           ________________________________________________________
          |                                                        |
          |                       SIGN HERE                        |
          |     (Please complete Substitute Form W-9 below)        |
          |                                                        |
          |________________________________________________________|
          |                                                        |
  =====>  |________________________________________________________|  <=====
          |                Signature(s) of Owner(s)                |
          |                                                        |
          | Name(s)________________________________________________|
          |                      (Please Print)                    |
          |                                                        |
          | _______________________________________________________|
          |                                                        |
          | Capacity (full title)__________________________________|
          |                                                        |
          | Address________________________________________________|
          |                                                        |
          | _______________________________________________________|
          |                                                        |
          | _______________________________________________________|
          |                        (Zip Code)                      |
          |                                                        |
          | Area Code and Telephone Number_________________________|
          |                                                        |
          | Dated__________________________________________________|
          |                                                        |
          | (Must be signed by registered holder(s) exactly as     |
          | name(s) appear(s) on stock certificate(s) or on a      |
          | security position listing or by person(s) authorized   |
          | to become registered holder(s) by certificates and     |
          | documents transmitted herewith.  If signature is by    |
          | a trustee, executor, administrator, guardian,          |
          | attorney-in-fact, agent, officer of a corporation or   |
          | other person acting in a fiduciary or representative   |
          | in capacity, please set forth full title and see       |
          | Instruction 6.)                                        |
          |                                                        |
          |          GUARANTEE OF SIGNATURE(S), IF REQUIRED        |
          |               (SEE INSTRUCTIONS 1 AND 6)               |
          |                                                        |
          | Name of Firm___________________________________________|
          |                                                        |
          | Authorized Signature___________________________________|
          |                                                        |
          | Dated__________________________________________________|
           ________________________________________________________


                       Payer's Name: FIRST CHICAGO TRUST COMPANY OF NEW YORK

 _______________________________________________________________________________________________________________________________
|                    |                                                                    |                                     |
| SUBSTITUTE         | Part I Taxpayer Identification No.--                               | Part II For Payees Exempt From      |
| FORM W-9           | For All Accounts                                                   | Backup Witholding (see enclosed     |
|                    |                                                                    | Guidelines)                         |
|____________________|____________________________________________________________________|_____________________________________|
|                    |                                                                    |                                     |
| Department of      | Enter your taxpayer                                                |                                     |
| the Treasury       | identification                   ________________________________  |                                     |
| Internal Revenue   | number in the appropriate       | Social security number         | |                                     |
| Service            | box.  For most individuals,      ________________________________  |                                     |
|                    | this is your social                             OR                 |                                     |
| Payer's Request    | security number.  If you         ________________________________  |                                     |
| for Taxpayer       | do not have a number, see       | Employer identification number | |                                     |
| Identification No. | How to Obtain a TIN              ________________________________  |                                     |
|                    | in the enclosed Guidelines.                                        |                                     |
|                    |                                                                    |                                     |
|                    | Note: If the account is in more                                    |                                     |
|                    | than one name, see the chart on                                    |                                     |
|                    | page 2 of enclosed Guidelines to                                   |                                     |
|                    | determine which number to                                          |                                     |
|                    | give.                                                              |                                     |
|____________________|____________________________________________________________________|_____________________________________|
|                                                                                                                               |
|  Certification. -- Under penalties of perjury, I certify that:                                                                |
|  (1) The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued    |
|      to me), and                                                                                                              |
|  (2) I am not subject to backup withholding either because I have not been notified by the Internal Revenue Service           |
|      ("IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or the     |
|      IRS has notified me that I am  no longer subject to backup withholding.                                                  |
|_______________________________________________________________________________________________________________________________|
|                                                                                                                               |
| SIGNATURE_______________________________________________________________DATE__________________________________________________|
|_______________________________________________________________________________________________________________________________|

  NOTE:  FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU
         PURSUANT TO THE OFFER. PLEASE REVIEW ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER
         ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.


                                 INSTRUCTIONS

             Forming Part of the Terms and Conditions of the Offer

    1. Guarantee of Signatures. Except as otherwise provided below, all signatures on this Letter of Transmittal must be guaranteed by a financial institution (including most banks and brokerage houses) which is a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Program, or the Stock Exchange Medallion Program (an "Eligible Institution"). Signatures on this Letter of Transmittal need not be guaranteed (a) if this Letter of Transmittal is signed by the registered holder(s) of the Shares (which term, for purposes of this document, shall include any participant in one of the Book-Entry Transfer Facilities whose name appears on a security position listing as the owner of Shares) tendered herewith and such holder(s) have not completed either the box entitled "Special Payment Instructions" or the box entitled "Special Delivery Instructions" on this Letter of Transmittal or (b) if such Shares are tendered for the account of an Eligible Institution. See Instruction 6.

    2. Delivery of Letter of Transmittal and Shares; Guaranteed Delivery Procedure. This Letter of Transmittal is to be used only if certificates are to be forwarded herewith or if delivery of Shares is to be made by book-entry transfer pursuant to the procedures set forth in Section 3 of the Offer to Purchase. For a stockholder to validly tender Shares, certificates for all physically delivered Shares, or a confirmation of a book-entry transfer of all Shares delivered electronically into the Depositary's account at one of the Book-Entry Transfer Facilities, as well as a properly completed and duly executed Letter of Transmittal (or facsimile thereof) and any other documents required by this Letter of Transmittal, must be received by the Depositary at one of its addresses set forth on the front page of this Letter of Transmittal by the Expiration Date.

    Stockholders who cannot deliver their Shares and all other required documents to the Depositary by the Expiration Date must tender their Shares pursuant to the guaranteed delivery procedure set forth in Section 3 of the Offer to Purchase. Pursuant to such procedure: (a) such tender must be made by or through an Eligible Institution, (b) a properly completed and duly executed Notice of Guaranteed Delivery substantially in the form provided by the Purchaser must be received by the Depositary by the Expiration Date, and (c) the certificates for all physically delivered Shares, or a confirmation of a book-entry transfer of all Shares delivered electronically into the Depositary's account at one of the Book-Entry Transfer Facilities, as well as a properly completed and duly executed Letter of Transmittal (or facsimile thereof) and any other documents required by this Letter of Transmittal, must be received by the Depositary within three New York Stock Exchange, Inc. trading days after the date of execution of such Notice of Guaranteed Delivery, all as provided in Section 3 of the Offer to Purchase.

    THE METHOD OF DELIVERY OF ALL DOCUMENTS, INCLUDING SHARE CERTIFICATES, IS AT THE OPTION AND RISK OF THE TENDERING STOCKHOLDER. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED.

    No alternative, conditional or contingent tenders will be accepted, and no fractional Shares will be purchased. By executing this Letter of Transmittal (or facsimile thereof), the tendering stockholder waives any right to receive any notice of the acceptance for payment of the Shares.

    3. Inadequate Space. If the space provided in the box captioned "Description of Shares Tendered" is inadequate, the certificate numbers and/or the number of Shares should be listed on a separate signed schedule attached hereto.

    4. Partial Tenders (not applicable to stockholders who tender by book-entry transfer). If fewer than all the Shares represented by any certificates delivered to the Depositary are to be tendered, fill in the number of Shares which are to be tendered in the box entitled "Number of Shares Tendered". In such case, a new certificate for the remainder of the Shares represented by the old certificate will be sent to the person(s) signing this Letter of Transmittal, unless otherwise provided in the appropriate box on this Letter of Transmittal, as promptly as practicable after the expiration or termination of the Offer. All Shares represented by certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

    5. Odd Lots. As described in Section 2 of the Offer to Purchase, if the Company purchases less than all Shares tendered before the Expiration Date and not withdrawn, the Shares purchased first will consist of all Shares tendered by any stockholder who owned beneficially, as of the close of business on January 31, 1996, an aggregate of fewer than 100 Shares and who tenders all such Shares. This preference will not be available unless the box captioned "Odd Lots" is completed.

    6.  Signatures on Letter of Transmittal;  Stock Powers and
Endorsements. If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the certificates without any change whatsoever.

    If any of the Shares tendered hereby are held of record by two or more persons, all such persons must sign this Letter of Transmittal.

    If any of the Shares tendered hereby are registered in different names on different certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.

    If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, no endorsements of certificates or separate stock powers are required unless payment of the purchase price is to be made, or Shares not tendered or not purchased are to be returned, in the name of any person other than the registered holder(s). Signatures on any such certificates or stock powers must be guaranteed by an Eligible Institution.

    If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Shares tendered hereby, certificates must be endorsed or accompanied by appropriate stock powers, in either case, signed exactly as the name(s) of the registered holder(s) appear(s) on the certificates for such Shares. Signature(s) on any such certificates or stock powers must be guaranteed by an Eligible Institution. See Instruction 1.

    If this Letter of Transmittal or any certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to the Purchaser of the authority of such person so to act must be submitted.

    7. Stock Transfer Taxes. Except as provided in this Instruction, the Company will pay any stock transfer taxes with respect to the sale and transfer of any Shares to it or its order pursuant to the Offer. If, however, payment of the purchase price is to be made to, or Shares not tendered or not purchased are to be returned in the name of, any person other than the registered holder(s), or tendered Shares are registered in the name of a person other than the name of the person(s) signing this Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered holder(s), such other person or otherwise) payable on account of the transfer to such person will be deducted from the purchase price unless satisfactory evidence of the payment of such taxes, or exemption therefrom, is submitted.

    8. Special Payment and Delivery Instructions. If the check for the purchase price of any Shares purchased is to be issued, or any Shares not tendered or not purchased are to be returned, in the name of a person other than the person(s) signing this Letter of Transmittal or if the check or any certificates for Shares not tendered or not purchased are to be mailed to someone other than the person(s) signing this Letter of Transmittal or to the person(s) signing this Letter of Transmittal at an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed.

    9. Federal Income Tax Withholding. Under the federal income tax laws, the Depositary will be required to withhold 31% of the amount of any payments made to certain stockholders pursuant to the Offer. In order to avoid such backup withholding, each tendering stockholder must provide the Depositary with such stockholder's correct taxpayer identification number by completing the Substitute Form W-9 set forth above. In general, if a stockholder is an individual, the taxpayer identification number is the social security number of such individual. If the Depositary is not provided with the correct taxpayer identification number, the stockholder may be subject to a $50 penalty imposed by the Internal Revenue Service and payments that are made to such stockholder pursuant to the Offer may be subject to backup withholding. Certain stockholders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order to satisfy the Depositary that a foreign individual qualifies as an exempt recipient, such stockholder must submit an IRS Form W-8, signed under penalties of perjury, attesting to that individual's exempt status. Such statements can be obtained from the Depositary. For further information concerning backup withholding and instructions for completing the Substitute Form W-9 (including how to obtain a taxpayer identification number if you do not have one and how to complete the Substitute Form W-9 if Shares are held in more than one name), consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9.

    Failure to complete the Substitute Form W-9 will not, by itself, cause Shares to be deemed invalidly tendered, but may require the Depositary to withhold 31% of the amount of any payments made pursuant to the Offer. Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained.

    NOTE: FAILURE TO COMPLETE AND RETURN THE SUBSTITUTE FORM W-9 MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

    Unless the Company determines that a reduced rate of withholding is applicable pursuant to a tax treaty or that an exemption from withholding is applicable because gross proceeds paid pursuant to the Offer are effectively connected with the conduct of a trade or business within the United States, the Company will be required to withhold federal income tax at a rate of 30% from such gross proceeds paid to a foreign stockholder or his agent. For this purpose, a foreign stockholder is any stockholder that is not (i) a citizen or resident of the United States, (ii) a corporation, partnership or other entity created or organized in or under the laws of the United States, or (iii) any estate or trust the income of which is subject to United States federal income taxation regardless of its source. The Company will determine the applicable rate of withholding by reference to a stockholder's address, except if facts and circumstances indicate such reliance is not warranted or if applicable law (for example, an applicable tax treaty or Treasury regulations thereunder) requires some other method for determining a stockholder's residence. A foreign stockholder may be eligible to file for a refund of such tax or a portion of such tax if such stockholder meets the "complete redemption", "substantially disproportionate" or "not essentially equivalent to a dividend" tests described in the Offer to Purchase under the caption "The Offer--13. Certain Federal Income Tax Consequences" or if such stockholder is entitled to a reduced rate of withholding pursuant to a treaty and the Company withheld at a higher rate. In order to claim an exemption from withholding on the grounds that gross proceeds paid pursuant to the Offer are effectively connected with the conduct of a trade or business within the United States, a foreign stockholder must deliver to the Depositary a properly executed Form 4224 claiming exemption. Such Forms can be obtained from the Depositary. Foreign stockholders are urged to consult their own tax advisors regarding the application of federal income tax withholding, including eligibility for a withholding tax reduction or exemption and the refund procedure.

    10. Irregularities. All questions as to the number of Shares accepted, the form of documents and the validity, eligibility (including time of receipt) and acceptance for payment of any tender of Shares will be determined by the Company in its sole discretion, which determinations shall be final and binding on all parties. The Company reserves the absolute right to reject any or all tenders of Shares it determines not to be in proper form or the acceptance of which or payment for which may, in the opinion of the Company's counsel, be unlawful. The Company also reserves the absolute right to waive any of the conditions of the Offer and any defect or irregularity in the tender of any particular Shares, and the Company's interpretation of the terms of the Offer (including these instructions) will be final and binding on all parties. No tender of Shares will be deemed to be properly made until all defects and irregularities have been cured or waived. Unless waived, any defects or irregularities in connection with tenders must be cured within such time as the Company shall determine. None of the Company, the Dealer Managers, the Depositary, the Information Agent (as the foregoing are defined in the Offer to Purchase) or any other person is or will be obligated to give notice of any defects or irregularities in tenders and none of them will incur any liability for failure to give any such notice.

    11. Requests for Assistance or Additional Copies. Questions and requests for assistance or additional copies of the Offer to Purchase and this Letter of Transmittal should be directed to the Information Agent and the Dealer Managers at their respective addresses and telephone numbers set forth below.

    12. Stock Option Plans. Participants in the Stock Option Plans holding vested options may at any time exercise such vested options by paying the cash exercise price and receive Shares which may be tendered by following the instructions set forth in the Offer to Purchase and this Letter of Transmittal.

    13. Dividend Reinvestment Plan. Shares held in the Company's Dividend Reinvestment Plan may be tendered by checking the appropriate space in the box captioned "Tender of Dividend Reinvestment Plan Shares" on this Letter of Transmittal and indicating the number of Dividend Reinvestment Plan Shares tendered. See Section 3 of the Offer to Purchase for a further explanation of the procedures for tendering Dividend Reinvestment Plan Shares.

    PARTICIPANTS IN THE SAVINGS AND RETIREMENT PLAN AND THE STOCK PURCHASE PLAN MAY NOT USE THIS LETTER OF TRANSMITTAL TO DIRECT THE TENDER OF THE SHARES ATTRIBUTABLE TO THE PARTICIPANT'S ACCOUNT BUT MUST USE THE "TENDER INSTRUCTION FORMS" SENT TO THEM. PARTICIPANTS IN THE SAVINGS AND RETIREMENT PLAN AND THE STOCK PURCHASE PLAN ARE URGED TO READ THE SEPARATE "TENDER INSTRUCTION FORMS" AND RELATED MATERIALS CAREFULLY.



                    The Information Agent for the Offer is:


                            D. F. KING & CO., INC.
                                77 Water Street
                           New York, New York 10005
                         (212) 269-5550 (Call Collect)
                                      or
                         Call Toll-Free (800) 549-6864


                    The Dealer Managers for the Offer are:


Lazard Freres & Co. LLC                           Goldman, Sachs & Co.
30 Rockefeller Plaza                              85 Broad Street
New York, New York 10020                          York, New York 10004
(212) 632-6717                                    (800) 323-5678


                   GUIDELINES FOR CERTIFICATION OF TAXPAYER
                 IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9

    HOW TO OBTAIN A TAXPAYER IDENTIFICATION NUMBER.--If you do not have a taxpayer identification number or don't know your number, apply for one immediately. To apply, obtain FORM SS-5, Application for a Social Security Card (for individuals), from your local office of the Social Security Administration, or FORM SS-4, Application for Employer Identification Number (for businesses and all other entities), from your local IRS office.

    PAYEES AND PAYMENTS EXEMPT FROM BACKUP WITHHOLDING.--Payees specifically exempted from backup withholding on ALL payments include the following:

    (1)  A corporation.

    (2) An organization exempt from tax under Section 501(a), or an IRA, or a custodial account under section 403(b)(7).

    (3)  The United States or any of its agencies or instrumentalities.

    (4) A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities.

    (5) A foreign government or any of its political subdivisions, agencies or instrumentalities.

    (6) An international organization or any of its agencies or instrumentalities.

    (7)  A foreign central bank of issue.

    (8) A registered dealer in securities or commodities registered in the U.S. or a possession of the U.S.

    (9)  A real estate investment trust.

    (10) An entity registered at all times during the tax year under the Investment Company Act of 1940.

    (11)  A common trust fund operated by a bank under section 584(a).

    (12)  A financial institution.

    Payments of dividends and patronage dividends generally not subject to backup withholding also include the following:

          bullet Payments to nonresident aliens subject to withholding under section 1441.

          bullet Payments to partnerships not engaged in trade or business in the U.S. and that have at least one nonresident partner.

          bullet  Payments of patronage dividends not paid in money.

          bullet  Payments made by certain foreign organizations.

          bullet  Payments made to a nominee.

    Payments of interest generally not subject to backup withholding include the following:

          bullet Payments of interest on obligations issued by individuals.

 NOTE: You may be subject to backup withholding if this interest if $600 or more and is paid in the course of the payer's trade or business and you have not provided your correct taxpayer identification number to the payer.

          bullet Payments of tax-exempt interest (including exempt-interest dividends under section 852).

          bullet Payments described in section 6049(b)(5) to nonresident aliens.

          bullet  Payments on tax-free covenant bonds under section
                  1451.

          bullet  Payments made by certain foreign organizations.

          bullet  Payments made to a nominee.

     Exempt payees described above should file Form W-9 to avoid possible erroneous backup withholding. FILE THIS FORM WITH THE PAYER, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE "EXEMPT" ON THE FACE OF THE FORM, SIGN AND DATE THE FORM AND RETURN IT TO THE PAYER.

     Payments that are not subject to information reporting are also not subject to backup withholding. For details, see sections 6041, 6041A(a), 6042, 6044, 6045, 6049, 6050A, and 6050N, and their regulations.

PENALTIES

     FAILURE TO FURNISH TAXPAYER IDENTIFICATION NUMBER.--If you fail to furnish your correct taxpayer identification number to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

     CIVIL PENALTY FOR FALSE INFORMATION WITH RESPECT TO WITHHOLDING.--If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

     CRIMINAL PENALTY FOR FALSIFYING INFORMATION.--Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

     PRIVACY ACT NOTICE.--Section 6109 requires most recipients of dividends, interest, or other payments to furnish their correct taxpayer identification number to persons who must file information returns with the IRS. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. You must provide your taxpayer identification number whether or not you are required to file a tax return. Payers must generally withhold 31% of taxable interest, dividends, and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.


           What Name and Number to Give the Requester

=============================================================================
                                        GIVE THE NAME AND
FOR THIS TYPE OF ACCOUNT:               SOCIAL SECURITY
                                        NUMBER OF:
=============================================================================

1. Individual                           The individual
2. Two or more individuals (joint       The actual owner of the
   account)                             account or, if combined
                                        funds, the first individual
                                        on the account(1)
3. Custodian account of a minor         The minor(2)
   (Uniform Gift to Minors Act)
4. a. The usual revocable savings       The grantor-trustee.(1)
      trust (grantor is also trustee)
   b. So-called trust account that is   The actual owner(1)
      not a legal or valid trust under
      state law
5. Sole proprietorship                  The owner(3)

     FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE.

=============================================================================
                                        GIVE THE NAME AND
FOR THIS TYPE OF ACCOUNT:               EMPLOYER IDENTIFICATION
                                        NUMBER OF:
=============================================================================

 6. Sole proprietorship                 The owner(3)
 7. A valid trust, estate or pension    Legal entity(4)
    trust
 8. Corporate                           The corporation
 9. Association, club, religious,       The organization
    charitable, educational, or other
    tax-exempt organization
10. Partnership                         The partnership
11. A broker or registered nominee      The broker or nominee
12. Account with the Department of      The public entity
    Agriculture in the name of a
    public entity (such as a state or
    local government, school district,
    or prison) that receives
    agriculture program payments
=============================================================================
1 List first and circle the name of the person whose number you furnish.

2 Circle the minor's name and furnish the minor's social security number.

3 You must show your individual name, but you may also enter your business or "doing business as" name. You may use either your social security number or employer identification number.

4 List first and circle the name of the legal trust, estate, or pension trust. (Do not furnish the taxpayer identification number of the personal representative or trustee unless the legal entity itself is not designated in the account title.)

NOTE: IF NO NAME IS CIRCLED WHEN THERE IS MORE THAN ONE NAME, THE NUMBER WILL
      BE CONSIDERED TO BE THAT OF THE FIRST NAME LISTED.